                                                                  Exhibit 10.69

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPRATION
                                       OF
                          GLOBAL MED TECHNOLOGIES, INC.
                      ------------------------------------

SERIES AA CONVERTIBLE  PREFERRED STOCK AND SERIES BB CONVERTIBLE PREFERRED STOCK
AND SERIES A PREFERRED STOCK

GLOBAL  MED  TECHNOLOGIES,  INC.,  a  Colorado  corporation,   pursuant  to  the
applicable  provisions  of C.R.S.  Section(s)  7-106-102  and  7-110-102  of the
Colorado Business Corporations Act, and Article II of the corporation's Articles of  Incorporation  hereby  adopts the  following  Articles of  Amendment  to its
Articles of Incorporation.

1.   The name of the corporation is Global Med Technologies, Inc.

2.   The text of the  amendment  creating  the Series AA  Convertible  Preferred
     Stock and Series BB Convertible  Preferred  Stock of the  corporation,  and setting  forth the  designations,  preferences,  limitations  and  relative rights thereof and of the  corporation's  existing Series A Preferred Stock is attached as Exhibits A, B and C hereto,  respectively,  and incorporated herein by this reference.

3.   The amendment was adopted on June 10, 2004.

4.   The   amendment  was  duly  adopted  by  the  Board  of  Directors  of  the corporation.

5.   Although   shares  of  the  corporation   have  been  issued,   shareholder
     action/approval was not required for the amendment.

6.   The  amendment  is  effective  on the date of filing of these  Articles  of
     Amendment with the Colorado Secretary of State.

     IN  WITNESS  WHEREOF,  the  undersigned  corporation  hereby  causes  these
Articles of Amendment to be executed and delivered to the Colorado  Secretary of
State for filing.

         Date:  June 10, 2004
                                                     GLOBAL MED TECHNOLOGIES, INC.

                                                     By:__/s/ Michael I. Ruxin________________
                                                          --------------------
                                                          Michael I. Ruxin, M.D., Chairman of
                                                          the Board and Chief Executive Officer

                                                     Address:  12600 W. Colfax Ave., Suite C-420
                                                                     Lakewood, Colorado 80215

                                                                       Exhibit A

                          GLOBAL MED TECHNOLOGIES, INC.
                      ------------------------------------

          DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF
                      SERIES AA CONVERTIBLE PREFERRED STOCK
                      ------------------------------------

     Pursuant to the authority  expressly  granted to and vested in the Board of
Directors  of  Global  Med  Technologies,  Inc.  (the  "Corporation")  under the
Colorado  Business  Corporations  Act  and by  Article  II of the  Corporation's
Articles of Incorporation  (the  "Articles"),  there is hereby created,  and the
Corporation is hereby  authorized to issue,  a series of  convertible  preferred
stock,   $.01  par  value,   which  shall  have,  in  addition  to  the  rights,
restrictions,  preferences  and  privileges  set  forth  in  the  Articles,  the following terms, conditions, rights, restrictions, preferences and privileges:

                                       I.

                             DESIGNATION AND AMOUNT

     A series of convertible  preferred stock is hereby designated as "Series AA
Convertible  Preferred  Stock"  in the  amount  of Three  Million  Five  Hundred
Thousand (3,500,000) shares (the "Series AA Preferred Stock").

                                       II.

                                      RANK

     The Series AA Preferred Stock shall be senior to the  Corporation's  common stock, $.01 par value (the "Common Stock"),  and all other series,  existing and future, of preferred stock,  including,  without  limitation,  the Corporation's
Series A Preferred Stock.

                                      III.

                                    DIVIDENDS

     Each holder of  outstanding  shares of Series AA  Preferred  Stock shall be entitled to receive  mandatory cash dividends  that are paid  quarterly,  out of funds of the Corporation legally available therefore, on the first day of March,
June, September, and December of each year, commencing June 1, 2004 (the "Series
AA Preferential Dividend"), at the following rates:

i.   Dividends  payable for the first year (March 1, 2004  through  February 28,
     2005)  shall  accrue and be payable  at a simple  (non-compounded)  rate of
     $0.15  (fifteen  cents)  per annum per share of Series AA  Preferred  Stock outstanding.

ii.  Thereafter,   dividends   shall   accrue   and  be   payable  at  a  simple
     (non-compounded)  rate of $0.21  (twenty-one  cents) per annum per share of
     Series AA Preferred Stock outstanding.

                                       IV.

                            PREFERENCE ON LIQUIDATION

A.   Series AA  Preference.  In the  event of any  liquidation,  dissolution  or winding  up of the  Corporation,  whether  voluntary  or  involuntary,  the holders of the  outstanding  shares of Series AA  Preferred  Stock shall be entitled  to be paid out of the  assets of the  Corporation  available  for distribution to its  shareholders,  whether from capital,  surplus funds or earnings, and before any payment is made in respect of the shares of Common
     Stock or any other  series,  existing or future,  of  preferred  stock,  an amount  equal to $1.00 per share of Series  AA  Preferred  Stock,  with the number of shares  appropriately  adjusted in accordance with the provisions of Article VI (the "Series AA Preference Price").

B.   Certain   Transactions.   The  following  shall  not  be  deemed  to  be  a
     liquidation,  dissolution  or winding up within the meaning of this Article
     IV:

     1.   A merger, consolidation or reorganization of the Corporation;

     2.   A  sale  or  other  transfer  of  all  or  substantially  all  of  the
          Corporation's assets;

     3.   A sale of any or all of the Corporation's capital stock;

     4.   A purchase or  redemption of any or all of the  Corporation's  capital stock; or

     5.   The  Corporation's  payment of a dividend or  distribution  from funds legally available therefore.

                                       V.

                                     VOTING

     Except as  otherwise  required by law or  expressly  provided  herein,  the holders of Series AA Preferred  Stock shall be entitled to one vote per share of
Series AA Preferred  Stock on any matters  submitted or required to be submitted to a vote of the shareholders of the Corporation.  In each such case,  except as otherwise required by law or expressly provided herein, the holders of shares of
Series AA  Preferred  Stock and  Common  Stock  shall vote  together  and not as separate classes.

                                       VI.

                                   CONVERSION

     The holders of the  outstanding  shares of Series AA Preferred  Stock shall have the following conversion rights (the "Conversion Rights"):

A.   Right to  Convert.  Each  share  of  Series  AA  Preferred  Stock  shall be convertible,  at the  option  of  the  holder  thereof,  to  shares  of the
     Corporation's  common stock at any time, in whole or in part,  upon written notice  to the  Corporation,  at  the  rate  of two  and  two  hundred  and twenty-two  thousandths  (2.222) shares of common stock per share of Series
     AA Preferred Stock (the "Series AA Conversion Rate").

B.   Mechanics of  Conversion.  Each holder of  outstanding  shares of Series AA
     Preferred Stock who desires to convert the same into shares of Common Stock shall surrender the certificate or certificates  therefore,  duly endorsed, at the  office  of the  Corporation  together  with  written  notice to the
     Corporation  stating  that such  holder  elects to convert the same and the number  of  shares  of  Series AA  Preferred  Stock  being  converted  (the
     "Conversion Notice"). Thereupon, the Corporation shall issue and deliver to such  holder a  certificate  or  certificates  for the  number of shares of
     Common  Stock to which such holder is entitled  and shall  promptly pay all declared but unpaid  dividends  on the shares of Series AA Preferred  Stock being  converted.  Such conversion shall be deemed to have been made on the date of such surrender of the certificate or certificates  representing the shares of Series  AA  Preferred  Stock to be  converted  together  with the
     Conversion  Notice  (the  "Conversion  Date"),  and the person  entitled to receive the shares of Common Stock issuable upon such  conversion  shall be treated  for all  purposes  as the record  holder of such  shares of Common
     Stock on the Conversion Date.

C.   Adjustment  for Stock Splits and  Combinations.  If the  Corporation at any
     time or from time to time after the date that the Amendment to the Articles creating  the  Series  AA  Preferred  Stock  was  filed  with the  Colorado
     Secretary  of  State  (the  "Filing   Date")  effects  a  division  of  the
     outstanding  shares of Common Stock, the Series AA Conversion Rate shall be proportionately  increased and, conversely, if the Corporation at any time, or from time to time, after the Filing Date combines the outstanding shares of Common  Stock,  the Series AA Conversion  Rate shall be  proportionately decreased.  Any  adjustment  under this Section C shall be effective on the close  of  business  on the  date  such  division  or  combination  becomes effective.

D.   Adjustment for Certain Dividends and  Distributions.  If the Corporation at
     any time,  or from  time to time,  after  the  Filing  Date pays or fixes a record  date for the  determination  of holders  of shares of Common  Stock entitled to receive a dividend or other  distribution in the form of shares of Common  Stock,  or rights or options for the purchase of, or  securities convertible  into,  Common  Stock,  then in each such  event the  Series AA
     Conversion  Rate shall be increased,  as of the time of such payment or, in the event a record  date is  fixed,  as of the  close of  business  on such record date,  by dividing the Series AA  Conversion  Rate by a fraction (1)
     the  numerator of which shall be the total number of shares of Common Stock outstanding  immediately  prior to the time of such payment or the close of business on such record date, and (2) the denominator of which shall be (a)
     the total number of shares of Common Stock outstanding immediately prior to the time of such  payment or the close of business on such record date plus
     (b) the  number of  shares of Common  Stock  issuable  in  payment  of such dividend  or  distribution  or upon  exercise  of such  option  or right of conversion;  provided,  however,  that if a record  date is fixed  and such dividend is not fully paid or such other  distribution is not fully made on the date  fixed  therefore,  the  Series AA  Conversion  Rate  shall not be decreased  as of the close of business  on such record date as  hereinabove provided as to the portion not fully paid or distributed  and,  thereafter, the Series AA Conversion Rate shall be decreased pursuant to this Section D as of the date or dates of actual payment of such dividend or distribution.

E.   Adjustments  for Other Dividends and  Distributions.  If the Corporation at
     any time,  or from time to time,  after the Filing  Date  pays,  or fixes a record  date for the  determination  of holders  of shares of Common  Stock entitled  to  receive,  a  dividend  or other  distribution  in the form of securities of the Corporation other than (i) shares of Common Stock or (ii)
     rights or options for the  purchase  of, or  securities  convertible  into,
     Common Stock,  then in each such event  provision shall be made so that the holders of  outstanding  shares of Series AA Preferred  Stock shall receive upon  conversion  thereof,  in  addition  to the number of shares of Common
     Stock  receivable  thereupon,  the amount of securities of the  Corporation that they  would have  received  had their  respective  shares of Series AA
     Preferred  Stock been  converted into shares of Common Stock on the date of such event and had such holders thereafter,  from the date of such event to and including  the actual  Conversion  Date of their shares,  retained such securities,  subject to all other adjustments called for during such period under  this  Article VI with  respect  to the rights of the  holders of the outstanding shares of Series AA Preferred Stock.

F.   Adjustment for Reclassification, Exchange and Substitution. If, at any time or from time to time after the Filing Date,  the number of shares of Common
     Stock issuable upon  conversion of the shares of Series AA Preferred  Stock is changed into the same or a different number of shares of any other class or  classes  of stock or other  securities,  whether  by  recapitalization, reclassification or otherwise (other than a  recapitalization,  division or combination  of  shares  or stock  dividend  or a  reorganization,  merger, consolidation or sale of assets provided for elsewhere in this Article VI), then in any such  event  each  holder  of  outstanding  shares of Series AA
     Preferred  Stock shall have the right  thereafter to convert such shares of
     Series AA Preferred  Stock into the same kind and amount of stock and other securities receivable upon such recapitalization, reclassification or other change,  as the  maximum  number of shares of Common  Stock into which such shares of Series AA Preferred  Stock could have been converted  immediately prior to such recapitalization,  reclassification or change, all subject to further adjustment as provided in this Article VI.

G.   Reorganizations,  Mergers,  Consolidations  or Sales of Assets.  If, at any
     time or from  time to time  after  the  Filing  Date,  there  is a  capital
     reorganization  of  the  Common  Stock  (other  than  a   recapitalization,
     division, combination,  reclassification or exchange of shares provided for elsewhere in this Article VI), a merger or consolidation of the Corporation into or with another  corporation or a sale of all or substantially  all of the  Corporation's  properties  and assets to any other person,  then, as a part  of  such  capital  reorganization,  merger,  consolidation  or  sale, provision shall be made such that: (i) the holders of outstanding shares of
     Series AA Preferred Stock shall thereafter  receive upon conversion thereof the  number of  shares  of stock or other  securities  or  property  of the
     Corporation,  or of the successor corporation resulting from such merger or consolidation  or sale, to which a holder of the number of shares of Common
     Stock into which their shares of Series AA Preferred Stock were convertible
     would  have  been   entitled  on  such  capital   reorganization,   merger,
     consolidation  or sale. In any such case,  appropriate  adjustment shall be made in accordance  with the  provisions of this Article VI with respect to the rights of the holders of the outstanding  shares of Series AA Preferred
     Stock after the capital reorganization, merger, consolidation, or sale; and
     (ii) the provisions of this Article VI (including  adjustment of the Series
     AA Conversion Rate and the number of shares into which the shares of Series
     AA Preferred Stock may be converted)  shall be applicable  after that event and be as nearly  equivalent to such Conversion  Rates and number of shares as may be practicable.

H.   Fractional  Shares.  No  fractional  shares of Common Stock shall be issued upon  conversion  of the  shares  of  Series  AA  Preferred  Stock.  If any fractional  shares result from a conversion,  the total number of shares of
     Common  Stock  issued upon  conversion  shall be rounded  down to the total number of whole shares of Common Stock issuable upon conversion.

                                      VII.

                          RESTRICTIONS AND LIMITATIONS

     So long as any shares of Series AA Preferred Stock remain outstanding,  the
Corporation, without the approval by vote or written consent of the holders of a majority of the then outstanding shares of Series AA Preferred Stock,  voting as a separate class, shall not take any action that would:

A.   Alter  or  change  any  of  the  rights,  preferences,  privileges  of,  or limitations provided for herein for the benefit of any shares of the Series
     AA Preferred Stock, or

B.   Increase the authorized number of shares of the Series AA Preferred Stock.

                                      VIII.

              Reservation of Common Stock Issuable Upon Conversion

     The Corporation  shall reserve and keep available out of its authorized but unissued  shares of Common  Stock,  solely  for the  purpose  of  effecting  the conversion  of the  shares of the  Series AA  Preferred  Stock,  a number of its shares of Common  Stock as shall from time to time be  sufficient  to effect the conversion of all outstanding shares of the Series AA Preferred Stock.

                                       IX.

                        PAYMENT OF TAXES UPON CONVERSION

     The  holder of shares of Series AA  Preferred  Stock  shall pay any and all taxes,  including,  without  limitation,  issue,  transfer and income taxes, and other  governmental  charges that may be imposed on the holder in respect of the issue or delivery of shares of Common  Stock upon  conversion  of such shares of
Series AA Preferred Stock.  Neither the Corporation nor the holder shall pay any taxes imposed on the other party.

                                       X.

                                   REDEMPTION

A.   At any time after March 1, 2006, upon thirty (30) days prior written notice to the  Corporation,  holders of Series AA  Preferred  Stock shall have the right to cause the  Corporation to redeem their Series AA Preferred  Stock, in whole or in part, at a cash  redemption  price of One Dollar ($1.00) per share. The Corporation's obligation to redeem shares of Series AA Preferred
     Stock under this Section A shall be  specifically  dependent and contingent upon the surrender of the original certificate(s) representing such shares.

B.   At any time prior to conversion  pursuant to Article VI hereof, upon thirty
     (30) days prior written  notice,  the  Corporation  shall have the right to redeem the outstanding  shares of Series AA Preferred Stock, in whole or in part, at a cash redemption price of One Dollar ($1.00) per share; provided, however,  that the  Corporation  shall not be entitled to redeem  shares of
     Series AA Preferred Stock unless,  on the date of such notice,  any accrued and unpaid dividends  (including any accrued and unpaid dividends up to the day of  redemption)  on the  shares  of  Series AA  Preferred  Stock  being redeemed are paid prior to  redemption.  Redemption  of shares of Series AA
     Preferred  Stock by the  Corporation  under  this  Section  B shall  not be dependent  or  otherwise  contingent  upon the  surrender  of the  original certificate(s) representing such shares.

C.   The Corporation shall redeem all outstanding Series AA Preferred Stock at a redemption  price of $1.00 per share of Series AA Preferred  Stock on March
     1, 2009.

D.   The Corporation  shall pay the redemption price to the holder of the shares of Series AA Preferred  Stock within  thirty (30) days of the  surrender of the original  certificate(s)  representing  the Series AA  Preferred  Stock being  redeemed.  Other than as set forth  herein,  the Series AA Preferred
     Stock  shall  not  be  subject  to  further  calls  or  assessments  by the
     Corporation.  The Corporation is not required to establish any sinking fund or other fund or account  for the  benefit of the  holders of the Series AA
     Preferred Stock.

                                       XI.

                   NO RE-ISSUANCE OF SERIES AA PREFERRED STOCK

     No share or shares of Series AA Preferred Stock acquired by the Corporation by reason of conversion,  redemption, purchase or otherwise shall be reissued as
Series AA Preferred  Stock,  and all such shares shall be canceled,  retired and eliminated  from the shares of Series AA  Preferred  Stock that the  Corporation shall be  authorized  to issue;  provided,  however,  that such shares  shall be returned to the status of undesignated and unissued shares of preferred stock of the Corporation.

                                      XII.

                                     NOTICES

     Any notice, demand, consent,  election, offer, approval,  request, or other communication  (collectively,  a "notice") required or permitted with respect to the Series AA Preferred Stock must be in writing and either delivered personally or sent by United States mail,  postage prepaid.  A notice delivered  personally will be deemed given only when  acknowledged in writing by the person to whom it is delivered.  A notice that is sent by United States mail to the holders of the
Series AA  Preferred  Stock will be deemed  given on the date it is deposited in the United  States  mail.  A notice  that is sent by United  States  mail to the
Corporation will be deemed given only upon receipt by the  Corporation.  Notices to a holder  of  Series  AA  Preferred  Stock  shall be given at the last  known address of such holder on the  Corporation's  books and records.  Notices to the
Corporation shall be given at the  Corporation's  principal address on file with
the  Colorado   Secretary  of  State  and  directed  to  the  attention  of  the
Corporation's Chief Executive Officer.

                                                                       Exhibit B

                          GLOBAL MED TECHNOLOGIES, INC.
                      ------------------------------------

          DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF
                      SERIES BB CONVERTIBLE PREFERRED STOCK
                      ------------------------------------

     Pursuant to the authority  expressly  granted to and vested in the Board of
Directors  of  Global  Med  Technologies,  Inc.  (the  "Corporation")  under the
Colorado  Business  Corporations  Act  and by  Article  II of the  Corporation's
Articles of Incorporation  (the  "Articles"),  there is hereby created,  and the
Corporation is hereby  authorized to issue,  a series of  convertible  preferred
stock,   $.01  par  value,   which  shall  have,  in  addition  to  the  rights,
restrictions,  preferences  and  privileges  set  forth  in  the  Articles,  the following terms, conditions, rights, restrictions, preferences and privileges:

                                       I.

                             DESIGNATION AND AMOUNT

     A series of convertible  preferred stock is hereby designated as "Series BB
Convertible  Preferred Stock" in the amount of Six Hundred Seventy Five Thousand
Three Hundred Eighty Six (675,386) shares (the "Series BB Preferred Stock").

                                       II.

                                      RANK

     The Series BB Preferred Stock shall be junior to the  Corporation's  Series
AA Convertible  Preferred  Stock and senior to the  Corporation's  common stock,
$.01 par value (the "Common Stock"), and all other series,  existing and future, of preferred stock,  including,  without limitation,  the Corporation's Series A
Preferred Stock.

                                      III.

                                    DIVIDENDS

     The holders of outstanding shares of Series BB Preferred Stock shall not be entitled to receive dividends.

                                       IV.

                            PREFERENCE ON LIQUIDATION

     A. Series BB Preference.  In the event of any  liquidation,  dissolution or winding up of the Corporation,  whether voluntary or involuntary, the holders of the outstanding shares of Series BB Preferred Stock shall be entitled to be paid out  of  the  assets  of  the  Corporation  available  for  distribution  to its shareholders,  whether  from  capital,  surplus  funds or  earnings,  after  any required  payment  is made in  respect  to the  shares of Series AA  Convertible
Preferred  Stock and  before  any  payment  is made in  respect of the shares of
Common Stock or any other series,  existing or future,  of preferred  stock,  an amount equal to $0.42 per share of Series BB Preferred Stock, with the number of shares  appropriately  adjusted in accordance  with the provisions of Article VI
(the "Series BB Preference Price").

     B.  Certain  Transactions.  The  following  shall  not  be  deemed  to be a liquidation, dissolution or winding up within the meaning of this Article IV:

6.   A merger, consolidation or reorganization of the Corporation;

7.   A sale or other transfer of all or substantially  all of the  Corporation's assets;

8.   A sale of any or all of the Corporation's capital stock;

9.   A purchase or redemption of any or all of the Corporation's  capital stock;
     or

10.  The Corporation's  payment of a dividend or distribution from funds legally available therefore.

                                       V.

                                     VOTING

     The holders of Series BB  Preferred  Stock shall not be entitled to vote on any matters  submitted or required to be submitted to a vote of the shareholders of the Corporation,  except as otherwise  required by law or expressly  provided herein,  in which  case  every  holder  of Series BB  Preferred  Stock  shall be entitled  to the number of votes  equal to the number of whole  shares of Common
Stock  into  which  such  shares of Series BB  Preferred  Stock are  convertible pursuant to the provisions  hereof,  at the record date for the determination of shareholders  entitled  to vote on such  matters  or, if no such  record date is established,  at the  date  such  vote  is  taken  or  any  written  consent  of shareholders is solicited.  In each such case,  except as otherwise  required by law or expressly  provided herein,  the holders of shares of Series BB Preferred
Stock and Common Stock shall vote together and not as separate classes.

                                       VI.

                                   CONVERSION

The  holders of the  outstanding  shares of Series BB Preferred Stock shall have the following conversion rights (the "Conversion Rights"):

A.   Right to  Convert.  Each  share  of  Series  BB  Preferred  Stock  shall be convertible,  at the  option  of  the  holder  thereof,  to  shares  of the
     Corporation's  common stock at any time after the closing  market price for the Corporation's  common stock for any day reaches $0.75 per share or more
     (regardless  of whether the closing market price  subsequently  declines to below $0.75 per share),  in whole or in part,  upon  written  notice to the
     Corporation,  at the rate of one (1)  share of  common  stock  per share of
     Series BB Preferred Stock (the "Series BB Conversion Rate").

B.   Mechanics of  Conversion.  Each holder of  outstanding  shares of Series BB
     Preferred Stock who desires to convert the same into shares of Common Stock shall surrender the certificate or certificates  therefore,  duly endorsed, at the  office  of the  Corporation  together  with  written  notice to the
     Corporation  stating  that such  holder  elects to convert the same and the number  of  shares  of  Series BB  Preferred  Stock  being  converted  (the
     "Conversion Notice"). Thereupon, the Corporation shall issue and deliver to such  holder a  certificate  or  certificates  for the  number of shares of
     Common  Stock to which such holder is entitled  and shall  promptly pay all declared but unpaid  dividends  on the shares of Series BB Preferred  Stock being  converted.  Such conversion shall be deemed to have been made on the date of such surrender of the certificate or certificates  representing the shares of Series  BB  Preferred  Stock to be  converted  together  with the
     Conversion  Notice  (the  "Conversion  Date"),  and the person  entitled to receive the shares of Common Stock issuable upon such  conversion  shall be treated  for all  purposes  as the record  holder of such  shares of Common
     Stock on the Conversion Date.

C.   Adjustment  for Stock Splits and  Combinations.  If the  Corporation at any
     time or from time to time after the date that the Amendment to the Articles creating  the  Series  BB  Preferred  Stock  was  filed  with the  Colorado
     Secretary  of  State  (the  "Filing   Date")  effects  a  division  of  the
     outstanding  shares of Common Stock, the Series BB Conversion Rate shall be proportionately  increased and, conversely, if the Corporation at any time, or from time to time, after the Filing Date combines the outstanding shares of Common  Stock,  the Series BB Conversion  Rate shall be  proportionately decreased.  Any  adjustment  under this Section C shall be effective on the close  of  business  on the  date  such  division  or  combination  becomes effective.

D.   Adjustment for Certain Dividends and  Distributions.  If the Corporation at
     any time,  or from  time to time,  after  the  Filing  Date pays or fixes a record  date for the  determination  of holders  of shares of Common  Stock entitled to receive a dividend or other  distribution in the form of shares of Common  Stock,  or rights or options for the purchase of, or  securities convertible  into,  Common  Stock,  then in each such  event the  Series BB
     Conversion  Rate shall be increased,  as of the time of such payment or, in the event a record  date is  fixed,  as of the  close of  business  on such record date,  by dividing the Series BB  Conversion  Rate by a fraction (1)
     the  numerator of which shall be the total number of shares of Common Stock outstanding  immediately  prior to the time of such payment or the close of business on such record date and (2) the  denominator of which shall be (a)
     the total number of shares of Common Stock outstanding immediately prior to the time of such  payment or the close of business on such record date plus
     (b) the  number of  shares of Common  Stock  issuable  in  payment  of such dividend  or  distribution  or upon  exercise  of such  option  or right of conversion;  provided,  however,  that if a record  date is fixed  and such dividend is not fully paid or such other  distribution is not fully made on the date  fixed  therefore,  the  Series BB  Conversion  Rate  shall not be decreased  as of the close of business  on such record date as  hereinabove provided as to the portion not fully paid or distributed  and,  thereafter, the Series BB Conversion Rate shall be decreased pursuant to this Section D as of the date or dates of actual payment of such dividend or distribution.

E.   Adjustments  for Other Dividends and  Distributions.  If the Corporation at
     any time or from time to time after the Filing Date pays, or fixes a record date for the determination of holders of shares of Common Stock entitled to receive,  a dividend or other distribution in the form of securities of the
     Corporation other than (i) shares of Common Stock or (ii) rights or options for the purchase of, or securities  convertible into, Common Stock, then in each such event  provision shall be made so that the holders of outstanding shares of Series BB Preferred Stock shall receive upon conversion  thereof, in addition to the number of shares of Common Stock  receivable  thereupon, the amount of securities of the  Corporation  that they would have received had their  respective  shares of Series BB Preferred  Stock been  converted into shares of Common  Stock on the date of such event and had such holders thereafter,  from  the  date of such  event  to and  including  the  actual
     Conversion Date of their shares,  retained such securities,  subject to all other adjustments  called for during such period under this Article VI with respect to the rights of the holders of the outstanding shares of Series BB
     Preferred Stock.

F.   Adjustment for Reclassification, Exchange and Substitution. If, at any time or from time to time after the Filing Date,  the number of shares of Common
     Stock issuable upon  conversion of the shares of Series BB Preferred  Stock is changed into the same or a different number of shares of any other class or  classes  of stock or other  securities,  whether  by  recapitalization, reclassification or otherwise (other than a  recapitalization,  division or combination  of  shares  or stock  dividend  or a  reorganization,  merger, consolidation or sale of assets provided for elsewhere in this Article VI), then in any such  event  each  holder  of  outstanding  shares of Series BB
     Preferred  Stock shall have the right  thereafter to convert such shares of
     Series BB Preferred  Stock into the same kind and amount of stock and other securities receivable upon such recapitalization, reclassification or other change,  as the  maximum  number of shares of Common  Stock into which such shares of Series BB Preferred  Stock could have been converted  immediately prior to such recapitalization,  reclassification or change, all subject to further adjustment as provided in this Article VI.

G.   Reorganizations,  Mergers,  Consolidations  or Sales of Assets.  If, at any
     time or from  time  to  time  after  the  Filing  Date,there  is a  capital
     reorganization  of  the  Common  Stock  (other  than  a   recapitalization,
     division, combination,  reclassification or exchange of shares provided for elsewhere in this Article VI), a merger or consolidation of the Corporation into or with another  corporation or a sale of all or substantially  all of the  Corporation's  properties  and assets to any other person,  then, as a part  of  such  capital  reorganization,  merger,  consolidation  or  sale, provision shall be made such that: (i) the holders of outstanding shares of
     Series BB Preferred Stock shall thereafter  receive upon conversion thereof the  number of  shares  of stock or other  securities  or  property  of the
     Corporation,  or of the successor corporation resulting from such merger or consolidation  or sale, to which a holder of the number of shares of Common
     Stock into which their shares of Series BB Preferred Stock were convertible
     would  have  been   entitled  on  such  capital   reorganization,   merger,
     consolidation  or sale. In any such case,  appropriate  adjustment shall be made in accordance  with the  provisions of this Article VI with respect to the rights of the holders of the outstanding  shares of Series BB Preferred
     Stock after the capital reorganization, merger, consolidation, or sale; and
     (ii) the provisions of this Article VI (including  adjustment of the Series
     BB Conversion Rate and the number of shares into which the shares of Series
     BB Preferred Stock may be converted)  shall be applicable  after that event and be as nearly  equivalent to such Conversion  Rates and number of shares as may be practicable.

H.   Fractional  Shares.  No  fractional  shares of Common Stock shall be issued upon  conversion  of the  shares  of  Series  BB  Preferred  Stock.  If any fractional  shares result from a conversion,  the total number of shares of
     Common  Stock  issued upon  conversion  shall be rounded  down to the total number of whole shares of Common Stock issuable upon conversion.

                                      VII.

                          RESTRICTIONS AND LIMITATIONS

     So long as any shares of Series BB Preferred Stock remain outstanding,  the
Corporation, without the approval by vote or written consent of the holders of a majority of the then outstanding shares of Series BB Preferred Stock,  voting as a separate class, shall not take any action that would:

A.   Alter  or  change  any  of  the  rights,  preferences,  privileges  of,  or limitations provided for herein for the benefit of any shares of the Series
     BB Preferred Stock, or

B.   Increase the authorized number of shares of the Series BB Preferred Stock.

                                      VIII.

              Reservation of Common Stock Issuable Upon Conversion

     The Corporation  shall reserve and keep available out of its authorized but unissued  shares of Common  Stock,  solely  for the  purpose  of  effecting  the conversion  of the  shares of the  Series BB  Preferred  Stock,  a number of its shares of Common  Stock as shall from time to time be  sufficient  to effect the conversion of all outstanding shares of the Series BB Preferred Stock.

                                       IX.

                        PAYMENT OF TAXES UPON CONVERSION

     The  holder of shares of Series BB  Preferred  Stock  shall pay any and all taxes,  including,  without  limitation,  issue,  transfer and income taxes, and other  governmental  charges  that may be  imposed  in  respect  of the issue or delivery of shares of Common Stock upon  conversion  of such shares of Series BB
Preferred Stock. X.

                                   REDEMPTION

     The Series BB Preferred  Stock shall not be subject to redemption,  further calls or  assessments  by the  Corporation.  The  Corporation is not required to establish  any  sinking  fund or other  fund or account  for the  benefit of the holders of the Series BB Preferred Stock.

                                       XI.

                   NO RE-ISSUANCE OF SERIES BB PREFERRED STOCK

     No share or shares of Series BB Preferred Stock acquired by the Corporation by reason of conversion,  redemption, purchase or otherwise shall be reissued as
Series BB Preferred  Stock,  and all such shares shall be canceled,  retired and eliminated  from the shares of Series BB  Preferred  Stock that the  Corporation shall be  authorized  to issue;  provided,  however,  that such shares  shall be returned to the status of undesignated and unissued shares of preferred stock of the Corporation.

                                      XII.

                                     NOTICES

     Any notice, demand, consent,  election, offer, approval,  request, or other communication  (collectively,  a "notice") required or permitted with respect to the Series BB Preferred Stock must be in writing and either delivered personally or sent by United States mail,  postage prepaid.  A notice delivered  personally will be deemed given only when  acknowledged in writing by the person to whom it is delivered.  A notice that is sent by United States mail to the holders of the
Series BB  Preferred  Stock will be deemed  given on the date it is deposited in the United  States  mail.  A notice  that is sent by United  States  mail to the
Corporation will be deemed given only upon receipt by the  Corporation.  Notices to a holder  of  Series  BB  Preferred  Stock  shall be given at the last  known address of such holder on the  Corporation's  books and records.  Notices to the
Corporation shall be given at the  Corporation's  principal address on file with
the  Colorado   Secretary  of  State  and  directed  to  the  attention  of  the
Corporation's Chief Executive Officer and Secretary.

                                                                       Exhibit C

                          GLOBAL MED TECHNOLOGIES, INC.
                      ------------------------------------

          DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF
                            SERIES A PREFERRED STOCK
                      ------------------------------------

1.   Designations  and  Amount.  100,000  shares  of  the  Company's  authorized preferred  stock,  par value $.01 per share,  are  designated  as shares of
     Series A Preferred Stock (the "Series A Preferred Stock").

2.   Rank. The Series A Preferred Stock shall be senior to the Common Stock.

3.   Dividends. The holders of the Series A Preferred Stock shall be entitled to dividends  when,  as and if  declared  on the same  basis as holders of the
     Company's $.01 par value common stock (the "Common  Stock") or other series of  preferred  stock,  subject to  adjustment  as provided in  paragraph 7, below.

4.   Liquidation Rights.

     (a)  In the event of any  liquidation,  dissolution,  or  winding up of the
          Company, whether voluntary or involuntary, the holders of the Series A
          Preferred Stock then  outstanding  shall be entitled to be paid out of
          the  assets  of  the  Company   available  for   distribution  to  its
          shareholders,  before any payment or declaration and setting apart for payment of any amount shall be made in respect of the Common Stock, an amount equal to the  then-applicable  conversion price per share, plus any cumulative unpaid dividends,  subject to adjustment as provided in paragraph 7 below.

     (b)  None of the  following  events  shall be  treated as or deemed to be a liquidation hereunder:

          (i)  A merger, consolidation or reorganization of the Company;

          (ii) A sale  or  other  transfer  of all or  substantially  all of the
               Company's assets;

          (iii) A sale of the Company's capital stock;

          (iv) A purchase or redemption by the Company of stock of any class; or

          (v)  Payment  of  a  dividend  or  distribution   from  funds  legally
               available therefore.

5.   Voting  Rights.  The  holders of the  Series A  Preferred  shares  shall be entitled to vote on all matters and vote as a single  class with the Common
     Stock and other  series of  preferred  stock,  except  that the  holders of
     Series A Preferred  are  entitled  to elect as a class one  director to the
     Corporation's  Board of Directors.  The holders of Series A Preferred  also are  entitled to  participate  with the holders of Common Stock in electing the remaining directors.

6.   Conversion.   The  Series  A  Preferred  Stock  shall  have  the  following conversion rights (the "Conversion Rights"):

(a)  Holder's Optional Right to Convert.  Each share of Series A Preferred Stock shall be  convertible  into  shares of the  Company's  Common  Stock at the option of the holder.

(b)  Mandatory  Conversion.  Each  share  of  Series  A  Preferred  Stock  shall automatically  be converted into shares of the Company's  Common Stock upon closing of a firm commitment  underwritten public offering of the Company's
     Common  Stock  yielding  gross  proceeds  of not less than $15 million at a public offering price of not less than $3.75 per share.

(c)  Conversion  Basis.  Each  share  of  Series  A  Preferred  Stock  shall  be convertible  into one  share of  Common  Stock  (the  "Conversion  Basis"), subject to adjustment as provided in paragraph 7 below.

(d)  Mechanics  of  Optional  Conversion.  Before  the  holder  of the  Series A
     Preferred Stock shall be entitled to convert the same into shares of Common
     Stock,  he shall (i) give written  notice to the Company,  at the office of the Company or of its  transfer  agent for the Common Stock or the Series A
     Preferred Stock, that he elects to convert the same and shall state therein the number of shares of Series A Preferred  Stock being  converted and (ii)
     surrender  the  certificate  or  certificates  therefore,   duly  endorsed.
     Thereupon  the Company shall  promptly  issue and deliver to such holder of
     Series A Preferred  Stock a certificate or  certificates  for the number of shares of Common Stock to which he shall be entitled.  The conversion shall be deemed to have been made and the resulting  shares of Common Stock shall be deemed to have been issued immediately prior to the close of business on the date of such notice and  surrender  of the shares of Series A Preferred
     Stock.

(e)  Mechanics  of  Mandatory  Conversion.  Upon  closing  of a firm  commitment underwritten  public offering of the Company's  Common Stock yielding gross proceeds  of not less than $15  million at a public  offering  price of not less than $3.75 per share,  each share of Series A Preferred Stock shall be automatically  converted  into shares of the  Company's  Common  Stock.  No action is required to be taken by the Company or the holder of the Series A
     Preferred Stock in order to effect the conversion.  The conversion shall be deemed to have been made and the resulting  shares of Common Stock shall be deemed to have been  issued as of the date of the  closing  of such  public offering.

7.   Adjustments to the Conversion Basis, Dividends, and Liquidation Preference.

     (a)  Stock  Splits and  Combinations.  At any time after the Company  first issues  the  Series A  Preferred  Stock and while any of the shares of
          Series A Preferred  Stock  remain  outstanding,  if the Company  shall
          effect  a  subdivision  or  combination  of  the  Common  Stock,   the
          Conversion  Basis,  dividend rate, and liquidation  preference then in effect  immediately  before that  subdivision or combination  shall be proportionately  adjusted.  For example, if the Company accomplishes a
          10:1 reverse  stock split,  following the reverse stock split each ten shares of Series A Preferred Stock shall be convertible into one share of Common Stock; and the liquidation preference, which is based on the number of shares of Preferred Stock  outstanding will remain the same.
          Any adjustment  under this  Paragraph 7 shall become  effective at the close of business on the date the  subdivision or combination  becomes effective.

     (b)  Reclassification,  Exchange  or  Substitution.  At any time  after the
          Company first issues the Series A Preferred Stock and while any of the shares of Series A Preferred Stock remain  outstanding,  if the Common
          Stock  issuable upon the  conversion  of the Series A Preferred  Stock shall be changed into the same or a different  number of shares of any
          class  or  classes  of  stock,  whether  by  capital   reorganization,
          reclassification,   or  otherwise   (other  than  a   subdivision   or
          combination  of shares or stock  dividend  provided  for  above,  or a reorganization,  merger, consolidation, or sale of assets provided for elsewhere in this Paragraph 7), then and in each such event the holder of each  share of  Series  A  Preferred  Stock  shall  have the  right thereafter to convert such share into the kind and amount of shares of
          stock  and  other   securities  and  property   receivable  upon  such
          reorganization,  reclassification,  or other change, by holders of the number of shares of Common  Stock into  which such  shares of Series A
          Preferred  Stock might have been converted  immediately  prior to such reorganization,  reclassification,  or change,  all subject to further
          adjustments  as  provided  herein.   Dividend  rates  and  liquidation
          preference will also be equitably adjusted.

     (c)  Reorganization,  Mergers,  Consolidations  or Sales of Assets.  At any
          time after the Company  first issues the Series A Preferred  Stock and
          while  any  of  the  shares  of  Series  A  Preferred   Stock   remain
          outstanding,  if there shall be a capital reorganization of the Common
          Stock (other than a  subdivision,  combination,  reclassification,  or exchange of shares  provided for  elsewhere in this  Paragraph 7) or a
          merger  or   consolidation   of  the  Company  with  or  into  another
          corporation,  or the sale of all or substantially all of the Company's assets to any  other  person,  then as a part of such  reorganization, merger,  consolidation,  or sale, at least thirty days' notice of such proposed  reorganization,  merger,  consolidation,  or sale of  assets shall be given to all record holders of the Series A Preferred  Stock.
          (A) If any holder  converts  his Series A Preferred  Stock into Common
          Stock  prior  to  the  completion  of  the   reorganization,   merger,
          consolidation, or sale of assets, such holder shall participate in the transaction  as any other  holder of Common  Stock.  (B) If any holder does not convert his Series A Preferred Stock into Common Stock,  then such holder shall be entitled to convert his Series A Preferred  Stock in accordance with the Plan of Reorganization,  Merger, Consolidation, or Sale of Assets  that may have been  agreed  between the Company and the other party thereto,  and the liquidation  preference and dividend rates shall be determined equitably in accordance with the Plan.

     (d)  Notices  of  Record  Date.  In the  event of any  reclassification  or recapitalization  of the capital  stock of the Company,  any merger or consolidation of the Company,  or any transfer of all or substantially all of the assets of the Company to any other corporation,  entity, or person, or any voluntary or involuntary dissolution,  liquidating,  or winding up of the  Company,  the Company  shall mail to each holder of
          Series A  Preferred  Stock at least 30 days prior to the  record  date specified  therein,  a notice  specifying  the date on which  any such reorganization,  reclassification,  transfer,  consolidation,  merger,
          dissolution,   liquidation,  or  winding  up  is  expected  to  become
          effective, and the time, if any is to be fixed, as to when the holders of record of Common Stock (or other  securities)  shall be entitled to exchange  their  shares of Common  Stock  (or  other  securities)  for securities or other  property  deliverable  upon such  reorganization,
          reclassification,   transfer,   consolidation,   merger,  dissolution,
          liquidation, or winding up.

     (e)  Fractional  Shares.  No  fractional  shares of Common  Stock  shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the
          Company  shall  pay  cash  equal  to  the  product  of  such  fraction multiplied  by the fair  market  value of one  share of the  Company's
          Common Stock on the date of conversion, as determined in good faith by the Board of Directors.

     (f)  Reservation  of Stock  Issuable  Upon  Conversion.  The Company  shall reserve and keep available out of its  authorized but unissued  shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred  Stock, a number of its shares of
          Common  Stock as shall from time to time be  sufficient  to effect the conversion of all outstanding shares of the Series A Preferred Stock.

     (g)  Notices.  Any notice required by the provisions of this Paragraph 7 to be given to the holder of shares of the Series A Preferred Stock shall be deemed  given  when  personally  delivered  to such  holder or five business  days after the same has been  deposited in the United States mail, certified or registered mail, return receipt requested,  postage prepaid,  and  addressed  to each  holder  of  record  at his  address appearing on the books of the Company.

     (h)  Payment of Taxes.  The Holder of the Series A Preferred Stock will pay all  taxes and  other  governmental  charges  that may be  imposed  in respect  of the issue or  delivery  of shares  of  Common  Stock  upon conversion of shares of Series A Preferred Stock.

8.   Restrictions and Limitations.

     (a)  So long as any shares of Series A Preferred Stock remain  outstanding, the Company,  without the vote or written  consent by the holders of a majority of the then  outstanding  shares of Series A Preferred  Stock voting as a single  class,  shall not purchase,  redeem,  or otherwise acquire  (or pay into or set aside a sinking  fund for such  purpose), any of the Common Stock; or

     (b)  So long as any shares of Series A Preferred Stock remain  outstanding, the Company,  without the  approval by vote or written  consent of the holders  of a  majority  of the then  outstanding  shares  of Series A
          Preferred  Stock,  voting  as a  separate  class,  shall  not take any
          action,   which  would:

          (i)  Alter or change any of the rights, preferences, privileges of, or limitations  provided for herein for the benefit of any shares of the Series A Preferred Stock, or

          (ii) Increase  the  authorized  number  of  shares  of  the  Series  A
               Preferred Stock.

9.   No Reissuance of Series A Preferred  Stock.  No share or shares of Series A
     Preferred  Stock  acquired  by the  Company  by  reason  of  conversion  or otherwise  shall be  reissued  as Series A  Preferred  Stock,  and all such shares  thereafter  shall be  returned  to the status of  undesignated  and unissued shares of preferred stock of the Company.

10.  Redemption.  Upon 30  days  notice,  holders  of a  majority  of  Series  A
     Preferred  Stock  may  elect to  cause  the  Corporation  to  redeem  up to one-third of the Series A Preferred Stock originally  issued on each of the fifth, sixth and seventh  anniversaries of January 31, 1996. The redemption price shall be $3.75 per share, plus any accrued but unpaid dividends.  The
     Series  A  Preferred  Stock  shall  not be  subject  to  further  calls  or assessments  by the  Corporation.  The Company is not required to establish any sinking fund or other fund for the benefit of the holders of the Series
     A Preferred Stock.